UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2013

HOMEOWNERS CHOICE, INC.

(Exact name of registrant as specified in its charter)

Florida	001-34126	20-5961396
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
5300 West Cypress Street, Suite 100 Tampa, Florida 33607
(Address of principal executive offices, including zip code)

(813) 405-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On January 25, 2013, Homeowners Choice, Inc. (the “Company”) completed the sale of an additional $5,250,000 aggregate principal amount of its 8.00% Senior Notes due 2020 (the “Notes”), pursuant to the exercise by Sterne, Agee & Leach, Inc., as representative of the several underwriters (the “Underwriters”), of the over-allotment option provided in the Underwriting Agreement entered into by and between the Company and the Underwriters on January 10, 2013. The Notes were issued under an Indenture (the “Indenture”), dated as of January 17, 2013, between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as supplemented by Supplement No. 1, dated as of January 17, 2013, to the Indenture between the Company and the Trustee, establishing the terms and providing for the issuance of the Notes (the “Supplemental Indenture”).

The Supplemental Indenture and the form of the Note, which is included therein, provide, among other things, that the Notes bear interest at a rate of 8.00% per year (payable quarterly on January 30, April 30, July 30 and October 30 of each year, beginning on April 30, 2013), that interest on the Notes begins accruing from January 17, 2013, and that the Notes will mature on January 30, 2020.

The Company may redeem the Notes, in whole or in part, at any time on and after January 30, 2016, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest to the redemption date. Additionally, the Company may at any time repurchase Notes at any price in the open market and may hold, resell or surrender such Notes to the Trustee for cancellation.

The Notes are the Company’s senior unsecured obligations, and rank on a parity with all of the Company’s other existing and future senior unsecured obligations.

The Indenture and the Supplemental Indenture contain customary events of default. If an event of default occurs and is continuing with respect to any series of the Notes, then the Trustee or the holders of at least 25% of the principal amount of the outstanding Notes of that series may declare the Notes of that series to be due and payable immediately. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, all outstanding Notes will become due and payable immediately.

The descriptions of the Indenture, the Supplemental Indenture, and the Notes set forth above are qualified by reference to the Indenture, the Supplemental Indenture, and the form of Note filed as Exhibits 4.1, 4.2, and 4.3, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-185228) that the Company filed with the Securities and Exchange Commission on December 3, 2012 (as amended and supplemented).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit Number	Description

4.1	Indenture, dated as of January 17, 2013, between Homeowners Choice, Inc. and The Bank of New York Mellon Trust Company, N.A. (filed as Exhibit 4.4 to Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-185228) filed on December 10, 2012 and incorporated herein by reference).

4.2	Supplement No. 1, dated as of January 17, 2013, to the Indenture, dated as of January 17, 2013, between Homeowners Choice, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee (filed as Exhibit 4.2 to the Current Report on Form 8-K filed on January 17, 2013 and incorporated herein by reference).

4.3	Form of 8.00% Senior Note due 2020 (included in Exhibit 4.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2013

HOMEOWNERS CHOICE, INC.

By:	/s/ Richard R. Allen
	Name:	Richard R. Allen
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated as of January 17, 2013, between Homeowners Choice, Inc. and The Bank of New York Mellon Trust Company, N.A. (filed as Exhibit 4.4 to Amendment No. 1 to the Registration Statement on Form S-3 (Registration No. 333-185228) filed on December 10, 2012 and incorporated herein by reference).

4.2	Supplement No. 1, dated as of January 17, 2013, to the Indenture, dated as of January 17, 2013, between Homeowners Choice, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee. (filed as Exhibit 4.2 to the Current Report on Form 8-K filed on January 17, 2013 and incorporated herein by reference).

4.3	Form of 8.00% Senior Note due 2020 (included in Exhibit 4.2).

4